UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting material Pursuant to Rule 14a-12

USG CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

On June 11, 2018, the following communications were distributed by USG Corporation (the “Company”). The communications relate to the proposed transaction with Gebr. Knauf KG (“Knauf”). Copies of these communications are attached hereto.

1.	Letter to the Company’s customers (form attached).

2.	Letter to the Company’s suppliers (form attached).

3.	Employee FAQ.

4.	USG website banner and social media posts to LinkedIn, Facebook and Twitter.

* * * * *

Exhibit 1

Customer Note

Dear [NAME]:

I wanted to let you know that this morning we announced that we have entered into an agreement for Knauf to acquire USG Corporation for $44.00 per share. Knauf is a multinational, family-owned producer of building materials based in Germany that operates more than 220 factories worldwide and employs over 27,000 people.

Our top priority remains continuing to deliver the exceptional products and services that you have come to expect from us.

USG and Knauf are both highly successful and complementary companies. I am confident that this merger will position USG to deliver great value to our customers. As a privately held company, Knauf has a long history of investing in the business at all points in the cycle.

Today’s news is just the first step toward completing the transaction. While it is difficult to predict with certainty when the transaction will close, we estimate that it will be in early 2019, subject to customary closing conditions, including regulatory approvals and approval by USG shareholders. Until the transaction is completed, it’s business as usual and nothing will change about the way we work with you.

Following the close of the transaction, USG will continue to be managed locally in the U.S., and Knauf intends to maintain USG’s existing corporate headquarters in Chicago and its facilities in North America.

We will keep you updated on this process as appropriate, but please don’t hesitate to reach out to me or any of your usual USG contacts with any questions. You can find more details about the transaction in the press release that we issued here [LINK].

Thank you for your continued business, loyalty and support of USG.

Sincerely,

[Greg Salah/Sales contact]

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions, including but not limited to, statements regarding the proposed transaction with Gebr. Knauf KG (“Knauf”). In some cases, forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “may,” “will be,” “will continue,” “will likely result” and similar expressions. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect our sales and profitability, liquidity and future value. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date, and we undertake no obligation to update any forward-looking statement.

Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be completed are the following: the failure to obtain the necessary Company stockholder approval for the proposed transaction; the failure to obtain necessary regulatory or other governmental approvals for the proposed transaction, or if obtained, the possibility of being subjected to conditions that could result in a material delay in, or the abandonment of, the proposed transaction or otherwise have an adverse effect on the Company; continued availability of financing or alternatives for the financing provided in the Knauf debt commitment letter; the failure to satisfy required closing conditions; the potential impact on the USG Boral JV in the event the proposed transaction is not completed; the risk that the proposed transaction may not be completed in a timely manner or at all; the effect of restrictions placed on the Company and its subsidiaries’ ability to operate their businesses under the merger agreement, including the Company’s ability to pursue alternatives to the proposed transaction; the risk of disruption resulting from the proposed transaction, including the diversion of the Company’s management’s attention from ongoing business operations; the effect the announcement of the proposed transaction on the Company’s ability to retain and hire key employees; the effect of the announcement of the proposed transaction on the Company’s business relationships, operating results and businesses generally; the outcome of any legal proceedings that may be instituted against the Company related to the proposed transaction; the amount of the costs, fees, expenses and charges related to the proposed transaction; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement.

Information describing other risks and uncertainties affecting the Company that could cause actual results to differ materially from those in forward-looking statements may be found in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, the “Risk Factors” in our most recent Annual Report on Form 10-K.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving the Company and Knauf. In connection with the proposed transaction, the Company intends to file with the SEC and mail or otherwise provide to its stockholders a proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s website, www.usg.com, and Company stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company. In addition, the documents (when available) may be obtained free of charge by a request in writing to the Company at 550 West Adams Street, Chicago, Illinois 60661-3676, attention: Corporate Secretary.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on March 29, 2018, the Company’s proxy supplement, which was filed with the SEC on April 20, 2018, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 14, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Exhibit 2

Supplier Note

Dear [NAME]:

I wanted to let you know that this morning we announced that we have entered into an agreement for Knauf to acquire USG Corporation for $44.00 per share. Knauf is a multinational, family-owned producer of building materials based in Germany that operates more than 220 factories worldwide and employs over 27,000 people.

USG and Knauf are both highly successful and complementary companies. The combined company results in a global building materials industry leader that will maximize Knauf and USG’s highly complementary businesses, products and global footprint to better meet the needs of both companies’ end-market customers. Knauf intends to make significant long-term investments in USG’s operations and people, which will benefit all of USG’s stakeholders, including, employees, customers and suppliers.

Today’s news is just the first step toward completing the transaction. While it is difficult to predict with certainty when the transaction would close, we estimate that it will be in early 2019, subject to customary closing conditions, including regulatory approvals and the approval of USG shareholders. Until the transaction is completed, it’s business as usual at USG and there will be no impact to how we work with you.

Following the close of the transaction, USG will continue to be managed locally in the U.S., and Knauf intends to maintain USG’s existing corporate headquarters in Chicago and its facilities in North America.

Our top priority remains continuing to deliver the exceptional products and services that our customers have come to expect from us. We will keep you updated on this process as appropriate, but please don’t hesitate to reach out to [me/insert contact] with any questions. You can find more details about the transaction in the press release that we issued here [LINK].

Thank you for your continued loyalty and support of USG.

Sincerely,

[Supply Chain contact]

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions, including but not limited to, statements regarding the proposed transaction with Gebr. Knauf KG (“Knauf”). In some cases, forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,”

“believe,” “may,” “will be,” “will continue,” “will likely result” and similar expressions. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect our sales and profitability, liquidity and future value. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date, and we undertake no obligation to update any forward-looking statement.

Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be completed are the following: the failure to obtain the necessary Company stockholder approval for the proposed transaction; the failure to obtain necessary regulatory or other governmental approvals for the proposed transaction, or if obtained, the possibility of being subjected to conditions that could result in a material delay in, or the abandonment of, the proposed transaction or otherwise have an adverse effect on the Company; continued availability of financing or alternatives for the financing provided in the Knauf debt commitment letter; the failure to satisfy required closing conditions; the potential impact on the USG Boral JV in the event the proposed transaction is not completed; the risk that the proposed transaction may not be completed in a timely manner or at all; the effect of restrictions placed on the Company and its subsidiaries’ ability to operate their businesses under the merger agreement, including the Company’s ability to pursue alternatives to the proposed transaction; the risk of disruption resulting from the proposed transaction, including the diversion of the Company’s management’s attention from ongoing business operations; the effect the announcement of the proposed transaction on the Company’s ability to retain and hire key employees; the effect of the announcement of the proposed transaction on the Company’s business relationships, operating results and businesses generally; the outcome of any legal proceedings that may be instituted against the Company related to the proposed transaction; the amount of the costs, fees, expenses and charges related to the proposed transaction; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement.

Information describing other risks and uncertainties affecting the Company that could cause actual results to differ materially from those in forward-looking statements may be found in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, the “Risk Factors” in our most recent Annual Report on Form 10-K.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving the Company and Knauf. In connection with the proposed transaction, the Company intends to file with the SEC and mail or otherwise provide to its stockholders a proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s website, www.usg.com, and Company stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company. In addition, the documents (when available) may be obtained free of charge by a request in writing to the Company at 550 West Adams Street, Chicago, Illinois 60661-3676, attention: Corporate Secretary.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on March 29, 2018, the Company’s proxy supplement, which was filed with the SEC on April 20, 2018, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 14, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Exhibit 3

Employee FAQ

1.	Who is Knauf?

•	Knauf is a multinational, family-owned producer of building materials based in Germany.

•	They generated $8 billion of revenue in 2017, operating more than 220 factories with 27,000 people worldwide.

•	Knauf is also a long-term shareholder of USG and we have partnered with them on several initiatives over the years.

2.	Why is Knauf a good fit for USG?

•	USG and Knauf are highly successful and complementary companies.

•	The combination of these companies will create a leading global building products company and allow us to better serve our customers with a more comprehensive portfolio of products, while creating opportunities for our team to be a part of a larger, more global organization.

3.	Why did the Board decide to recommend the sale of the Company?

•	Over the past eighteen months, we transformed our Company and implemented a strategy to grow our business.

•	When a proposal was made to purchase the Company, our Board carefully weighed all of our strategic options and determined that this transaction maximizes value and is in the best interests of all of our shareholders.

•	It provides shareholders with significant and certain cash value, and supports what we have heard from shareholders over several months in our conversations with them.

4.	What does this mean for USG employees? Do you anticipate any layoffs as a result of this transaction?

•	Until the transaction closes we remain two independent companies and nothing changes – it’s business as usual.

•	Following the close of the transaction, USG will continue to be managed locally in the U.S., and Knauf intends to maintain USG’s existing corporate headquarters in Chicago and its facilities in North America.

•	Knauf’s leadership team has indicated throughout the negotiation process that they highly value our strong team and that they plan to make significant long-term investments in USG’s operations and people, which will benefit all of USG’s stakeholders, including, employees, customers and suppliers.

5.	What does this mean for my role? Does this change who I report to?

•	There will be no changes to the roles or reporting structures at this time.

6.	Will there be any change to the headquarters or locations of USG?

•	Following the close of the transaction, USG will continue to be managed locally in the U.S., and Knauf intends to maintain USG’s existing corporate headquarters in Chicago and its facilities in North America.

7.	Will there be changes to my compensation, healthcare benefits, pension, 401(k), or vacation policy?

•	The transaction is expected to close in early 2019, subject to customary closing conditions, including the receipt of shareholder and regulatory approvals, and until that time, there will be no changes at all to employee policies or benefits.

•	Following the close of the transaction, Knauf has agreed to maintain salary/wage rates, short- and long-term bonus opportunities and retirement benefits on terms no less favorable than they are prior to the closing, as well as to maintain all other benefits on a substantially comparable basis until at least the end of the calendar year following the year in which closing occurs (e.g. if closing occurs in 2019, no changes will be made until December 31, 2020).

•	Knauf shares our commitment to treating employees fairly, which includes offering competitive compensation and benefits packages.

8.	When do you expect the deal to close?

•	It is difficult to predict with certainty when the transaction will close, but we estimate that it will be in early 2019, subject to customary closing conditions, including regulatory approvals and approval by USG shareholders.

•	Until closing, USG and Knauf remain two independent companies and it is vitally important that we remain as focused as ever on working safely, running our business, and serving our customers.

9.	What happens between now and closing?

•	For now, we need to operate in the ordinary course and remain focused on our key priorities.

•	Keep in mind that this announcement is just the first step of this process, and the next steps will be for USG and Knauf to obtain the approval of our shareholders to the transaction and seek the necessary regulatory approvals.

•	Until closing, USG and Knauf remain two independent companies and it is vitally important that we remain as focused as ever on working safely, running our business, and serving our customers.

•	We will keep you updated, as appropriate, if and when there’s more to share.

10.	What does this mean for the strategic initiatives we have underway?

•	Nothing – for now, it is business as usual for us and it’s essential that you remain as focused as ever on our key priorities and your day-to-day activities.

•	USG will continue to operate as an independent public company and execute on our strategy until closing.

•	Please remember that this announcement is just the first step of this process, and the transaction is not expected to close until early 2019, subject to customary closing conditions, including regulatory approvals and the approval of USG shareholders.

11.	How does this transaction benefit our customers?

•	The combined company results in a global building materials industry leader that will maximize Knauf and USG’s highly complementary businesses, products and global footprint to better meet the needs of both companies’ end-market customers.

•	Knauf intends to make significant long-term investments in USG’s operations and people, which will benefit all of USG’s stakeholders, including, employees, customers and suppliers.

12.	What should we tell our customers and suppliers?

•	We are actively communicating with our customers and suppliers to fill them on in the announced transaction and make sure their questions are answered.

•	Knauf intends to make significant long-term investments in USG’s operations and people, which will benefit all of USG’s stakeholders, including customers and suppliers.

•	Until the deal closes, it is very much business as usual and we need to continue operating in ordinary course as two separate and independent companies.

•	Please refer all customer or supplier inquiries to [INSERT DETAILS].

13.	When will we be given another update? Who can I contact with additional questions?

•	We will keep you updated as we move forward when we have more information to share.

•	If you have further questions, please contact Kathleen Prause.

14.	What should I do if I am contacted by the media or investors?

•	Please do not discuss the transaction with the media or investors – you can refer all media inquiries to Kathleen Prause at kprause@usg.com and all investor inquiries to Bill Madsen at investorrelations@usg.com.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions, including but not limited to, statements regarding the proposed transaction with Gebr. Knauf KG (“Knauf”). In some cases, forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “may,” “will be,” “will continue,” “will likely result” and similar expressions. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect our sales and profitability, liquidity and future value. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date, and we undertake no obligation to update any forward-looking statement.

Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be completed are the following: the failure to obtain the necessary Company stockholder approval for the proposed transaction; the failure to obtain necessary regulatory or other governmental approvals for the proposed transaction, or if obtained, the possibility of being subjected to conditions that could result in a material delay in, or the abandonment of, the proposed transaction or otherwise have an adverse effect on the Company; continued availability of financing or alternatives for the financing provided in the Knauf debt commitment letter; the failure to satisfy required closing conditions; the potential impact on the USG Boral JV in the event the proposed transaction is not completed; the risk that the proposed transaction may not be completed in a timely manner or at all; the effect of restrictions placed on the Company and its subsidiaries’ ability to operate their businesses under the merger agreement, including the Company’s ability to pursue alternatives to the proposed transaction; the risk of disruption resulting from the proposed transaction, including the diversion of the Company’s management’s attention from ongoing business operations; the effect the announcement of the proposed transaction on the Company’s ability to retain and hire key employees; the effect of the announcement of the proposed transaction on the Company’s business relationships, operating results and businesses generally; the outcome of any legal proceedings that may be instituted against the Company related to the proposed transaction; the amount of the costs, fees, expenses and charges related to the proposed transaction; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement.

Information describing other risks and uncertainties affecting the Company that could cause actual results to differ materially from those in forward-looking statements may be found in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, the “Risk Factors” in our most recent Annual Report on Form 10-K.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving the Company and Knauf. In connection with the proposed transaction, the Company intends to file with the SEC and mail or otherwise provide to its stockholders a proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s website, www.usg.com, and Company stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company. In addition, the documents (when available) may be obtained free of charge by a request in writing to the Company at 550 West Adams Street, Chicago, Illinois 60661-3676, attention: Corporate Secretary.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on March 29, 2018, the Company’s proxy supplement, which was filed with the SEC on April 20, 2018, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 14, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Exhibit 4

USG Twitter Posts

@USGCorp has agreed to be acquired by Knauf, forming a global building materials industry leader that will maximize highly complementary businesses, products and global footprint to better meet the needs of both companies’ end-market customers. Read more: https://bit.ly/2MjWZbp

The transaction with Knauf is expected to benefit USG stakeholders, including employees, customers and suppliers, and is expected to help ensure the long-term success of our operations, brands and leading presence. Read more: https://bit.ly/2MjWZbp

USG Facebook and LinkedIn Posts

USG announced that we entered into an agreement to be acquired by Knauf, a multinational, family-owned producer of building materials.

The transaction is expected to benefit our employees, customers and suppliers, and is expected to help ensure the long-term success of USG’s operations, brands and leading presence.

Read more here: https://bit.ly/2MjWZbp

USG Website Banner

•	Knauf and USG Agree to Transaction at $44 Per Share In Cash [LINK TO PRESS RELEASE]

* * * * *

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions, including but not limited to, statements regarding the proposed transaction with Knauf. In some cases, forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “may,” “will be,” “will continue,” “will likely result” and similar expressions. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect our sales and profitability, liquidity and future value. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date, and we undertake no obligation to update any forward-looking statement.

Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be completed are the following: the failure to obtain the necessary Company stockholder approval for the proposed transaction; the failure to obtain necessary regulatory or other governmental approvals for the proposed transaction, or if obtained, the possibility of being subjected to conditions that could result in a material delay in, or the abandonment of, the proposed transaction or otherwise have an adverse effect on the Company; continued availability of financing or alternatives for the financing provided in the Knauf debt commitment letter; the failure to satisfy required closing conditions; the potential impact on the USG Boral JV in the event the proposed transaction is not completed; the risk that the proposed transaction may not be completed in a timely manner or at all; the effect of restrictions placed on the Company and its subsidiaries’ ability to operate their businesses under the merger agreement, including the Company’s ability to pursue alternatives to the proposed transaction; the risk of disruption resulting from the proposed transaction, including the diversion of the Company’s management’s attention from ongoing business operations; the effect the announcement of the proposed transaction on the Company’s ability to retain and hire key employees; the effect of the announcement of the proposed transaction on the Company’s business relationships, operating results and businesses generally; the outcome of any legal proceedings that may be instituted against the Company related to the proposed transaction; the amount of the costs, fees, expenses and charges related to the proposed transaction; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement.

Information describing other risks and uncertainties affecting the Company that could cause actual results to differ materially from those in forward-looking statements may be found in our filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the “Risk Factors” in our most recent Annual Report on Form 10-K.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving the Company and Knauf. In connection with the proposed transaction, the Company intends to file with the SEC and mail or otherwise provide to its stockholders a proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s website, www.usg.com, and Company stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company. In addition, the documents (when available) may be obtained free of charge by a request in writing to the Company at 550 West Adams Street, Chicago, Illinois 60661-3676, attention: Corporate Secretary.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on March 29, 2018, the Company’s proxy supplement, which was filed with the SEC on April 20, 2018, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 14, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.